Schedule 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. |_|)

          Filed by the registrant |X|
          Filed by a party other than the registrant  |_|
          Check the appropriate box:
          |_|  Preliminary proxy statement
          |_|  Confidential, for Use of the Commission Only
               (as permitted by Rule 14a-6(e)(2))
          |X|  Definitive proxy statement
          |_|  Definitive additional materials
          |_|  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                            Suprema Specialties, Inc.
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
          |X|  No fee required
          |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
               (1)  Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
               (2)  Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
               (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined:
--------------------------------------------------------------------------------
               (4)  Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
               (5)  Total fee paid:
--------------------------------------------------------------------------------
               |_|  Fee paid previously with preliminary materials.
               |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
               (1)  Amount previously paid:
--------------------------------------------------------------------------------
               (2)  Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
               (3)  Filing Party:
--------------------------------------------------------------------------------
               (4)  Date Filed:
--------------------------------------------------------------------------------

                            SUPREMA SPECIALTIES, INC.
                              510 East 35th Street
                           Paterson, New Jersey 07543


                                                                October 17, 1997


Dear Fellow Shareholders:

     You are cordially invited to attend the Annual Meeting of Shareholders which will be held on Wednesday, November 12, 1997 at 9:00 A.M. at the Radisson Hotel, the Fairleigh/Princeton Room, 401 S. Van Brunt Street, Englewood, New Jersey 07631.

     The Notice of Annual Meeting and Proxy Statement which follow describe the business to be conducted at the meeting.

     Whether or not you plan to attend the meeting in person, it is important that your shares be represented and voted. After reading the enclosed Notice of Annual Meeting of Shareholders and Proxy Statement, I urge you to complete, sign, date and return your proxy card in the envelope provided. If the address on the accompanying material is incorrect, please advise our Transfer Agent, Continental Stock Transfer & Trust Company, in writing, at 2 Broadway, New York, New York 10004.

     Your vote is very important, and we will appreciate a prompt return of your signed proxy card. We hope to see you at the meeting.

                                        Cordially,



                                        Mark Cocchiola
                                        Chairman of the Board, Chief
                                        Executive Officer and President

                            SUPREMA SPECIALTIES, INC.
                              510 East 35th Street
                           Paterson, New Jersey 07543
                              --------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 12, 1997
                              --------------------


To the Shareholders of SUPREMA SPECIALTIES, INC.

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Suprema Specialties, Inc. (the "Company") will be held on Wednesday, November 12, 1997, at 9:00 A.M. at the Radisson Hotel, the Fairleigh/Princeton Room, 401 S. Van Brunt Street, Englewood, New Jersey 07631, for the following purposes:

     1. To elect six (6) directors to hold office until the next Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified; and

     2. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     Only shareholders of record at the close of business on October 10, 1997 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

                                        By Order of the Board of Directors,

                                        Mark Cocchiola
                                        Chairman of the Board,
                                        Chief Executive Officer and
                                        President
October 17, 1997

--------------------------------------------------------------------------------
IF YOU DO NOT EXPECT TO BE PRESENT AT THE MEETING:

PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED FOR THAT PURPOSE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE, AND IF YOU ARE PRESENT AT THE MEETING YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT THAT TIME AND EXERCISE THE RIGHT TO VOTE YOUR SHARES PERSONALLY.

                                 PROXY STATEMENT

                            SUPREMA SPECIALTIES, INC.

                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 12, 1997

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of SUPREMA SPECIALTIES, INC. (the "Company") for use at the Annual Meeting of Shareholders to be held on November 12, 1997, including any adjournment or adjournments thereof (the "Annual Meeting"), for the purposes set forth in the accompanying Notice of Meeting.

     Management intends to mail this proxy statement and the accompanying form of proxy to shareholders on or about October 20, 1997.

     Proxies in the accompanying form, duly executed and returned to the Company and not revoked, will be voted at the Annual Meeting. Any proxy given pursuant to such solicitation may be revoked by the shareholder at any time prior to the voting of the proxy by a subsequently dated proxy, by written notification to the Secretary of the Company, or by personally withdrawing the proxy at the Annual Meeting and voting in person.

     The address and telephone number of the principal executive offices of the Company are:

                                   510 East 35th Street
                                   Paterson, New Jersey  07543
                                   Telephone No.: (973) 684-2900

                       OUTSTANDING STOCK AND VOTING RIGHTS

     Only shareholders of record at the close of business on October 10, 1997 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were issued and outstanding 4,560,144 shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), the Company's only class of voting securities. Each share entitles the holder to one vote on each matter submitted to a vote at the Annual Meeting.

                                VOTING PROCEDURES

     The directors will be elected by the affirmative vote of a plurality of the shares of Common Stock present in person or represented by proxy at the Annual Meeting, provided a quorum exists. All other matters at the Annual Meeting will be decided by a majority of the votes cast by the holders of shares of Common Stock present in person or represented by proxy at the Annual Meeting, provided a quorum exists. Votes will be counted and certified by an Inspector of Election who is expected to be an employee of Continental Stock Transfer & Trust Company, the transfer agent for the Common Stock. A quorum will exist at the Annual Meeting if at least a majority of the outstanding shares of Common Stock as of the Record Date are present in person or represented by proxy. Based upon the Company's understanding of the requirements of the laws of the State of New York and the Company's Certificate of Incorporation and By-laws, "votes cast" at a meeting of stockholders by the holders of shares entitled to vote are determinative of the outcome of the matter to be voted on; failures to vote, broker non-votes and abstentions will not be considered "votes cast."

     The enclosed proxies will be voted in accordance with the instructions thereon. Unless otherwise stated, all shares represented by such proxies will be voted as instructed. Proxies may be revoked as noted above.

                              ELECTION OF DIRECTORS

     Directors are elected annually by the shareholders. At this year's Annual Meeting of Shareholders, six (6) directors will be elected to hold office for a term expiring at the 1998 Annual Meeting of Shareholders. Each director will be elected to serve until a successor is elected and qualified or until the director's earlier resignation or removal.

     At this year's Annual Meeting of Shareholders, the proxies granted by shareholders will be voted individually for the election as directors of the Company of the persons listed below, unless a proxy specifies that it is not to be voted in favor of a nominee for director. In the event any of the nominees listed below shall be unable to serve, it is intended that the proxy will be voted for such other nominees as are designated by the Board of Directors. Each of the persons named below has indicated to the Board of Directors of the Company that he will be available to serve.

      Name                              Age                    Position
      ----                              ---                    --------

Mark Cocchiola                          41             Chairman of the Board,
                                                       Chief Executive Officer
                                                       and President

Paul Lauriero                           46             Executive Vice President
                                                       and Director

Marco Cocchiola                         73             Director

Dr. Rudolph Acosta, Jr.                 42             Director

Paul DeSocio                            55             Director

William C. Gascoigne                    44             Director


     Mark Cocchiola has been President and a director of the Company since its inception in 1983 and Chairman of the Board and Chief Executive Officer since February 1991. Mark Cocchiola is the son of Marco Cocchiola.

     Paul Lauriero has been a director of the Company since its inception in 1983 and Executive Vice President since February 1991. Mr. Lauriero was employed by the Company in various capacities from its inception in 1983. Mr. Lauriero is the brother-in-law of Mark Cocchiola.

     Marco Cocchiola has been a director of the Company since February 1991 and Operations Manager since the Company's inception in 1983. Mr. Cocchiola was Secretary of the Company from February 1991 to June 1993. Marco Cocchiola is the father of Mark Cocchiola.

     Rudolph Acosta, Jr., M.D. has been a director of the Company since August 1993. He has been engaged in the private practice of medicine since August 1986.

     Paul DeSocio has been a director of the Company since August 1993. He has been the President and a director of Autoprod, Inc., a manufacturer of food packaging machinery since May 1989. From 1980 through May 1989, Mr. DeSocio was a Vice President of Autoprod, Inc.

     William C. Gascoigne has been a director of the Company since November 1996. He has served as a Vice President of Summit Bank since January 1989. From November 1983 through January 1989, Mr. Gascoigne was a Vice President of First Fidelity Bank.

     During the fiscal year ended June 30, 1997, the Board of Directors held one meeting at which all of the Directors were present and also took action by unanimous written consents of the directors in lieu of meetings. The Board of Directors does not have a compensation or nominating committee or other committees performing similar functions. The Board of Directors has an Audit Committee that is currently composed of Mr. Mark Cocchiola, Dr. Rudolph J. Acosta, Jr. and Mr. Paul DeSocio. The function of the Audit Committee is to supervise the audit and financial procedures of the Company. The Audit Committee held one meeting during the fiscal year ended June 30, 1997.


Compensation of Directors

     Non-employee directors receive compensation in the amount of $500 for each meeting attended in person and $250 for each meeting attended by telephone conference call for serving on the Board of Directors. Directors are reimbursed for all out-of-pocket expenses incurred in attending Board meetings.

     In addition, under the Company's 1991 Stock Option Plan (the "Plan"), non-employee directors (other than directors who become members of a stock option committee appointed by the Board of Directors pursuant to the Plan) are eligible to be granted nonqualified stock options ("NSOs"). The Board of Directors, or the stock option committee (the "Committee"), if one is appointed by the Board, has discretion to determine the number of shares subject to each NSO (subject to the number of shares available for grant under the Plan), the exercise price thereof (provided such price is not less than 100% of the fair market value of the underlying shares on the date of grant), the term thereof (but not in excess of 10 years from the date of grant) and the manner in which the option becomes exercisable (amounts, intervals and other conditions). Directors who are employees (and are not members of the Committee) are eligible to be granted incentive stock options ("ISOs") and NSOs under the Plan. The Board or the Committee has discretion to determine the number of shares subject to each ISO, the exercise price and other terms and conditions thereof, but their discretion as to the exercise price, the term of each ISO and the number of ISOs that may vest in any year, is limited by the terms of the Plan and the Internal Revenue Code of 1986, as amended.

                               EXECUTIVE OFFICERS

     In addition to Mr. Mark Cocchiola and Mr. Paul Lauriero, the Company's executive officers include Messrs. Steven Venechanos and Thomas F. Egan. Officers are elected annually by the Board of Directors and serve at the discretion of the Board.

     Steven Venechanos, age 38, has been employed by the Company since April 1994 and became Chief Financial Officer and

Secretary of the Company in April 1995. From June 1990 until joining the Company, he was employed in a variety of positions at Breed Technologies, a manufacturer of airbag sensors.

     Thomas Egan, age 56, has been Vice President-Sales of the Company since May 1993 and Senior Vice President-Sales since June 1995. From May 1992 through May 1993, he was Sales Manager of Blue Ridge Farms, a salad manufacturer. From October 1990 through May 1992, Mr. Egan was President of TEF Sales Corp., a sales and marketing consulting firm specializing in the cheese importing business.


                             EXECUTIVE COMPENSATION

     The following table discloses for the fiscal years ended June 30, 1997, 1996 and 1995, compensation awarded to Mark Cocchiola, Chief Executive Officer during such fiscal years, Paul Lauriero, Executive Vice President (the "Named Executives") and Thomas Egan, the only other executive officer of the Company whose salary equaled or exceeded $100,000 during the 1997 fiscal year.

                           Summary Compensation Table

                                                            Long Term
                                                          Compensation
                                              Annual      ------------
                                           Compensation    Securities
     Name and                                              Underlying          All Other
Principal Position                  Year     Salary ($)    Options(#)      Compensation($)*
------------------                  ----     ----------     ----------      ---------------
Mark Cocchiola,                     1997      250,000         50,000            105,454
  Chairman of the Board,            1996      250,000         50,000             17,742
  Chief Executive Officer,          1995      200,000         50,000             62,469
  President

Paul Lauriero,                      1997      250,000         50,000            105,454
  Executive Vice President          1996      250,000         30,000             17,742
                                    1995      200,000         50,000             62,469

Thomas F. Egan                      1997      105,769         25,000              6,600
  Senior Vice President/Sales       1996      100,000              0              6,600
                                    1995       87,500         10,000              6,600


----------
* Consists of automobile allowance, medical insurance premium reimbursement and compensation paid in lieu of vacation and bonuses received by Messrs. Cocchiola and Lauriero for the fiscal years ended June 30, 1995 and for fiscal 1997. See "Employmen Agreements."

     The following table discloses information concerning options granted in fiscal 1997 to the Named Executives.

                Option Grants in Fiscal Year Ended June 30, 1997

                                       Individual Grants
                ----------------------------------------------------------------

                Number of
                Securities        Percent of                                            Potential Realizable Value
                Underlying        Total Options                                         at Assumed Annual Rates of
                Options           Granted to          Exercise                          Stock Price Appreciation
                Granted           Employees in         Price         Expiration         for Option Term (1)(2)
Name            (#) (1)           Fiscal Year          ($/Sh)           Date            --------------------------
----            -------           -----------          ------        ----------
                                                                                          5% ($)          10% ($)
                                                                                        ----------      ----------
Mark
 Cocchiola        50,000             28.4                3.75          3/18/02          51,802.80       114,470.63

Paul
  Lauriero        50,000             28.4                3.75          3/18/02          51,802.80       114,470.63

Thomas
  Egan            25,000             14.2                3.75          3/18/02          25,901.40        57,235.32

----------

(1) The options granted to Messrs. Cocchiola and Lauriero were exercisable in full from the date of grant. The option granted to Mr. Egan vests in three annual installments on March 18, 1997, 1998 and 1999, respectively.

(2) The potential realizable value columns of the table illustrate values that might be realized upon exercise of the options immediately prior to their expiration, assuming the Company's Common Stock appreciates at the compounded rates specified over the term of the options. These numbers do not take into account provisions of options providing for termination of the option following termination of employment or nontransferability of the options and do not make any provision for taxes associated with exercise. Because actual gains will depend upon, among other things, future performance of the Common Stock, there can be no assurance that the amounts reflected in this table will be achieved.

     The following table sets forth information concerning the number of options owned by the Named Executives and the value of unexercised stock options held by the Named Executives as of June 30, 1997. No stock options were exercised by the Named Executives during fiscal 1997.

                        Aggregate Year-End Option Values
                        --------------------------------

                                                                                             Value of
                                                              Number of                    Unexercised
                                                              Unexercised                  In-the-Money
                                                              Options at                    Options at
                                                             June 30, 1997                 June 30, 1997($)(1)
                  Shares                                     ---------------               ------------------
                  Acquired on          Value Rea-         Exerci-         Unexer-        Exerci-     Unexer-
Name              Exercise (#)         lized ($)          sable           cisable        sable       cisable
----              ------------         ----------         -------         -------        -------     -------

Mark
 Cocchiola            --                   --             150,000            --          $28,250         --

Paul
  Lauriero            --                   --             130,000            --          $28,250         --

Thomas
  Egan                --                   --              23,333         16,667         $ 3,750         --

----------
(1) Year-end values for unexercised in-the-money options represent the positive spread between the exercise price of such options and the fiscal year end market value of the common stock. An Option is "in-the-money" if the fiscal year end fair market value of the Common Stock exceeds the option exercise price. The last sale price (the fair market value) of the Common Stock on June 30, 1997 was $3.625 per share.

Employment Agreements

     Each of Mark Cocchiola and Paul Lauriero has entered into an employment agreement with the Company. Each agreement provides for the full-time employment of the executive at an annual salary of $250,000, subject to adjustment for cost of living increases, and an annual bonus equal to 5% of the Company's pre-tax profits in excess of $650,000. The Named Executives each received a bonus in 1995 of $44,727, waived their rights to annual bonuses in 1996, and received bonuses of $87,711 each in fiscal 1997. Each agreement provides that the executive will not compete with the Company during the term of his employment and for a period of one year following termination thereof by either the Company or the executive for any reason. The agreements also provide that if employment of the executive is terminated under certain circumstances, including a "change of control," he will be entitled to receive severance pay equal to the higher of
(i) $150,000 ($450,000 in the event of a change of control) or (ii) the total compensation paid to him by the Company during the 12 month period (36 month period in the event of a change of control) prior to the date of termination.

Compensation Committee Interlocks and
Insider Participation In Compensation Decisions

     The Company does not have a compensation committee of its Board of Directors or other committee performing similar functions. Decisions as to compensation are made by the Board of Directors based primarily upon recommendations made by Mark

Cocchiola, the Company's Chief Executive Officer. Mr. Paul Lauriero the Company's Executive Vice President, participated in the Board's deliberations concerning compensation of executive officers for the Company's fiscal year ended June 30, 1997. Mr. Lauriero is the brother-in-law of Mark Cocchiola. During fiscal 1997, none of the executive officers of the Company served on the Board of Directors of the compensation committee of any other entity, any of whose officers served on the Board of Directors of the Company.

Report on Executive Compensation

     There is no compensation committee of the Board of Directors or other committee of the Board performing similar functions. As noted above, compensation of the Company's executive officers is determined by the Board of Directors pursuant to recommendations made by Mark Cocchiola, the Company's Chief Executive Officer. There is no formal compensation policy for the Company's executive officers, other than the existing employment agreements between the Company and each of Messrs. Mark Cocchiola and Paul Lauriero.

     Total compensation for executive officers consists of a combination of base salaries, bonuses and stock option awards. The salaries of the Named Executives are fixed annually by the Board subject to the terms of any employment agreement between the Named Executives and the Company. Annual bonuses to the Named Executives are based generally on the Company's performance and available resources. Base salary and bonus compensation of the other executive officers is based on the Company's financial performance and the executive's individual performance and level of responsibility. Stock option awards under the Company's 1991 Stock Option Plan are intended to attract, motivate and retain senior management personnel by affording them an opportunity to receive additional compensation based upon the performance of the Company's Common Stock.

     In March 1997, options to purchase 50,000, 50,000, 25,000 and 25,000 shares of Common Stock were granted under the Plan to Mark Cocchiola, Paul Lauriero, Thomas Egan and Steven Venechanos, respectively, at $3.75 per share. In September 1997, options to purchase an additional 25,000 shares of Common Stock were granted to Steven Venechanos at $3.43 per share. For fiscal 1997, the Company had net sales of approximately $88,311,000 and net income of approximately $121,000 after two one-time expenses relating to a sale leaseback transaction and a write-off of certain marketing service agreements totaling approximately $2,203,000, compared to net sales of approximately $65,104,000 and net income of approximately $1,409,000 for the fiscal year ended June 30, 1996.

                              Mark Cocchiola
                              Paul Lauriero
                              Marco Cocchiola
                              Dr. Rudolph Acosta, Jr.
                              Paul DeSocio
                              William C. Gasgione

Stock Performance Graph

     The following line graph compares, from June 30, 1992 through June 30, 1997, the cumulative total return among the Company, companies comprising the Russell 2000 Index and a Peer Group Index, based on an investment of $100 on June 30, 1992, in the Company's Common Stock and each index, and assuming reinvestment of all dividends, if any, paid on such securities. The Company has not paid any dividends and, therefore, the cumulative total return calculation for the Company is based solely upon stock price appreciation. The Peer Group Index consists of companies in the food business. These companies are: Alpine Lace Brands, Inc., Dean Foods Co., Farmer Brothers Co., Golden Enterprises, Inc., Integrated Brands, Inc., Lifeway Foods, Inc., Michael Foods, Inc., Morningstar Group, Inc., Tofutti Brands, Inc., and Universal Foods CP. Historic stock price is not necessarily indicative of future stock price performance.



                      COMPARISON OF CUMULATIVE TOTAL RETURN
                  SUPREMA SPECIALTIES, INC., RUSSELL 2000 INDEX
                              AND PEER GROUP INDEX

                  6/30/92    6/30/93    6/30/94    6/30/95    6/30/96    6/30/97
--------------------------------------------------------------------------------
The Company      $ 100.00   $ 158.06   $  61.29   $  83.87   $ 154.84   $  93.55
Russell            100.00     125.96     131.51     157.64     195.20     227.07
2000
Index

Peer Group         100.00     108.86     106.29     111.97     118.27     166.76
--------------------------------------------------------------------------------


                          VOTING SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information as of the Record Date, based on information obtained from the persons named below, with respect to the beneficial ownership of shares of Common Stock by (i) each person known by the Company to be the beneficial owner of more than five percent of the outstanding shares of Common Stock, (ii) each of the Named Executives, (iii) each of the Company's directors and (iv) all executive officers and directors as a group:

                                 Amount and Nature          Percentage of
Name and Address of                of Beneficial            Outstanding
Beneficial Owner(1)                Ownership(2)            Shares Owned(3)

Mark Cocchiola                       769,302(4)                 16.3%

Paul Lauriero                        450,619(5)                  9.6

Marco Cocchiola                       90,079(6)                  1.9

Thomas Egan                           23,333(7)                   *

Dr. Rudolph Acosta                     3,000(8)                   *

Paul DeSocio                              --                     --

All executive officers
and directors as a group
(eight persons)                    1,347,333(4)(5)(6)           27.2
                                            (7)(8)(9)

(1)  The address of each beneficial owner is in care of the Company.

(2) Unless otherwise noted, the Company believes that all persons referred to in the table have sole voting and investment power with respect to all shares of Common Stock reflected as beneficially owned by them.

(3) Calculated based on 4,560,144 shares of Common Stock outstanding at the Record Date. The applicable percentage is based on options to purchase Common Stock which are currently exercisable or become exercisable within 60 days of such date.

(4) Includes (i) exercisable options to purchase 150,000 shares and (ii) 6,000 shares held of record by Mr. Cocchiola's wife.

(5) Includes (i) exercisable options to purchase 130,000 shares and (ii) 22,539 shares held of record by Mr. Lauriero's wife and (iii) 45,079 shares held of record by Mr. Lauriero's children.

(6)  Includes exercisable options to purchase 80,000 shares.

(7)  Represents exercisable options to purchase 23,333 shares.

(8) Does not include 800 shares owned by Dr. Acosta's children, with respect to which Dr. Acosta disclaims any beneficial interest.

(9) Includes options to purchase 11,000 shares of Common Stock held by Steven Venechanos, which are currently exercisable.

     During the fiscal year ended June 30, 1997 the Company believes that all transactions required to be reported by its executive officers or directors on either Form 4 or Form 5 were reported except that Messrs. Mark Cocchiola, Lauriero, Egan and Venechanso failed to timely report the stock options granted to them under the plan in March 1997.

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     BDO Seidman, LLP has audited and reported upon the financial statements of the Company for the fiscal year ended June 30, 1997 and it is currently anticipated that BDO Seidman, LLP will be selected by the Board of Directors to examine and report upon the financial statements of the Company for the fiscal year ending June 30, 1998. A representative of BDO Seidman, LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions.

                  SHAREHOLDER PROPOSALS FOR 1998 ANNUAL MEETING

     Shareholders who wish to present proposals appropriate for consideration at the Company's 1998 Annual Meeting of Shareholders must submit the proposal in proper form to the Company at its address set forth on the first page of this Proxy Statement not later than June 18, 1998 in order for the proposition to be considered for inclusion in the Company' s proxy statement and form of proxy relating to such annual meeting. Any such proposals, as well as any questions related thereto, should be directed to the Secretary of the Company.

                                OTHER INFORMATION

     Proxies for the Annual Meeting will be solicited by mail and through brokerage institutions and all expenses involved, including printing and postage, will be paid by the Company.

     A COPY OF THE COMPANY'S ANNUAL REPORT FOR THE YEAR ENDED JUNE 30, 1997 IS BEING FURNISHED HEREWITH TO EACH SHAREHOLDER OF RECORD AS OF THE CLOSE OF BUSINESS ON OCTOBER 10, 1997. ADDITIONAL COPIES OF THE ANNUAL REPORT WILL BE PROVIDED FOR A NOMINAL CHARGE UPON WRITTEN REQUEST TO:

                            SUPREMA SPECIALTIES, INC.
                           P.O. BOX 280, PARK STATION
                         PATERSON, NEW JERSEY 07543-0280

                     ATTENTION: Steven Venechanos, Secretary

     The Board of Directors is aware of no other matters, except for those incident to the conduct of the Annual Meeting, that are to be presented to shareholders for formal action at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting or any adjournments thereof, it is the intention of the persons named in the proxy to vote the proxy in accordance with their judgment.

                                   By order of the Board of Directors,



                                   Mark Cocchiola
                                   Chairman of the Board, Chief
                                   Executive Officer and President


October 17, 1997

                            SUPREMA SPECIALTIES, INC.
                              510 East 35th Street
                           Paterson, New Jersey 07543

      PROXY FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD NOVEMBER 12, 1997
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Mark Cocchiola and Paul Lauriero, and each of them, Proxies, with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at the Annual Meeting of Shareholders of Suprema Specialties, Inc. on Wednesday, November 12, 1997, at the Radisson Hotel, the Fairleigh/Princeton Room, 401 S. Van Brunt Street, Englewood, New Jersey, or at any adjournment or adjournments thereof, according to the number of votes that the undersigned would be entitled to vote if personally present, upon the following matters:

1.   ELECTION OF DIRECTORS:
     |_| FOR all nominees listed below          |_|  WITHHOLD AUTHORITY
         (except as marked to the                    to vote for all nominees
         contrary below).                            listed below.

     Mark Cocchiola, Paul Lauriero, Marco Cocchiola, Dr. Rudolph Acosta, Jr., Paul DeSocio and William C. Gascoigne

     (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space below.)


--------------------------------------------------------------------------------
                  (Continued and to be signed on reverse side)

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

     THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ABOVE. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEES AND PROPOSAL LISTED ABOVE.


DATED: _________________________, 1997       Please sign exactly as name appears
                                             hereon.  When  shares  are  held by
                                             joint  tenants,  both should  sign.
                                             When signing as attorney, executor,
                                             administrator, trustee or guardian,
                                             please give full title as such.  If
                                             a corporation,  please sign in full
                                             corporate   name  by  President  or
                                             other  authorized   officer.  If  a
                                             partnership,    please    sign   in
                                             partnership   name  by   authorized
                                             person.


                                             -----------------------------------
                                                          Signature


                                             -----------------------------------
                                                 Signature if held jointly


          Please mark, sign, date and return this proxy card promptly using the enclosed envelope.